UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

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Date of Report (Date of earliest event reported): June 29, 2006

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PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

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Ohio (State or other jurisdiction of incorporation or organization)	0-16772 (Commission File Number)	31-0987416 (I.R.S. Employer Identification Number)

138 Putnam Street, P.O. Box 738, Marietta, Ohio 45750-0738
(Address of principal offices) (Zip Code)

(740) 373-3155
(Registrant's telephone number, including area code)

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Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

         On June 29, 2006, Peoples Bancorp Inc. issued a press release announcing its inclusion in the new NASDAQ Global Select Market. A copy of the press release is attached hereto as exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

    (a)        through (c) Not applicable

    (d)        Exhibits: The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	News Release issued by Peoples Bancorp Inc. on June 29, 2006

[Remainder of page intentionally left blank; signature on following page.]

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       PEOPLES BANCORP INC.

Dated: June 29, 2006	By: /s/ Mark F. Bradley —————————————— President and Chief Executive Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated June 29, 2006

Peoples Bancorp Inc.

Exhibit Number	Description

99.1	News Release issued by Peoples Bancorp Inc. on June 29, 2006